                                                                    EXHIBIT 10.6

                               SEVERANCE PAY PLAN

                                       OF

               HOME FEDERAL SAVINGS AND LOAN ASSOCIATION OF ELGIN








                          ADOPTED ON __________, 1996
                         EFFECTIVE ON __________, 1996

                               TABLE OF CONTENTS


                                                                Page
                                                                ----


                                   ARTICLE I
                                   ---------

                                    PURPOSE
                                    -------

SECTION 1 STATEMENT OF PURPOSE................................    1


                                   ARTICLE II
                                   ----------

                                  DEFINITIONS
                                  -----------

SECTION 2.1     ASSOCIATION....................................   1
SECTION 2.2     BOARD..........................................   1
SECTION 2.3     CAUSE..........................................   1
SECTION 2.4     CHANGE OF CONTROL..............................   2
SECTION 2.5     EMPLOYEE.......................................   3
SECTION 2.6     FDI ACT........................................   4
SECTION 2.7     INVOLUNTARY SEVERANCE..........................   4
SECTION 2.8     OFFICER........................................   4
SECTION 2.9     OTS............................................   4
SECTION 2.10    PLAN...........................................   4
SECTION 2.11    PLAN ADMINISTRATOR.............................   4
SECTION 2.12    PLAN YEAR......................................   4
SECTION 2.13    SALARY.........................................   4
SECTION 2.14    SERVICE........................................   4


                                  ARTICLE III
                                  -----------

                                    BENEFITS
                                    --------


SECTION 3.1    SEVERANCE BENEFITS FOR EMPLOYEES................   5
SECTION 3.2    VESTING.........................................   6
SECTION 3.3    INDEMNIFICATION.................................   6



                                      (i)

                                                               PAGE
                                                               ----

                                 ARTICLE IV
                                 ----------

                                 ADMINISTRATION
                                 --------------


SECTION 4.1    NAMED FIDUCIARIES..............................    6
SECTION 4.2    PLAN ADMINISTRATOR.............................    7
SECTION 4.3    CLAIMS PROCEDURE...............................    8
SECTION 4.4    CLAIMS REVIEW PROCEDURE........................    8
SECTION 4.5    ALLOCATION OF FIDUCIARY RESPONSIBILITIES
                 AND EMPLOYMENT OF ADVISORS...................    9
SECTION 4.6    OTHER ADMINISTRATIVE PROVISIONS................    9


                                   ARTICLE V
                                   ---------

                                 MISCELLANEOUS
                                 -------------


SECTION 5.1     RIGHTS OF EMPLOYEES...........................    10
SECTION 5.2     NON-ALIENATION OF BENEFITS....................    10
SECTION 5.3     NON-DUPLICATION OF BENEFITS...................    10
SECTION 5.4     CONSTRUCTION..................................    11
SECTION 5.5     HEADINGS......................................    11
SECTION 5.6     GOVERNING LAW.................................    11
SECTION 5.7     SEVERABILITY..................................    11
SECTION 5.8     TERMINATION OR AMENDMENT......................    11
SECTION 5.9     REQUIRED REGULATORY PROVISIONS................    11
SECTION 5.10    WITHHOLDING...................................    13
SECTION 5.11    STATUS AS WELFARE BENEFIT PLAN UNDER ERISA....    13


                                      (ii)

    SEVERANCE PAY PLAN OF HOME FEDERAL SAVINGS AND LOAN ASSOCIATION OF ELGIN


                                   ARTICLE I

                                    PURPOSE
                                    -------

          SECTION 1  STATEMENT OF PURPOSE.
                     --------------------

          Home Federal Savings and Loan Association of Elgin adopts this Severance Pay Plan for the benefit of its eligible Employees. The Association recognizes that, as a public company, it will be subject to the possibility of a negotiated or unsolicited change of control which may result in a loss of employment for some of its Employees. The purpose of the Plan is to encourage the Association's Employees to continue working for their employer with their full time and attention devoted to their employer's affairs by providing prescribed income security and job placement assistance in the event of an Involuntary Severance following a Change of Control.



                                   ARTICLE II

                                  DEFINITIONS
                                  -----------


          For purposes of the Plan, the following terms shall have the meanings assigned to them below, unless a different meaning is plainly indicated by the context:

          SECTION 2.1  ASSOCIATION means Home Federal Savings and Loan
                       -----------
Association of Elgin (or its successors or assigns, whether by merger, consolidation, sale of assets, statutory receivership, operation of law or otherwise) and any affiliate of Home Federal Savings and Loan Association of Elgin which, with the approval of the Board of Directors of Home Federal Savings and Loan Association of Elgin, and subject to such conditions as may be imposed by such Board, adopts this Plan.

                                 SECTION 2.2  BOARD means the Board of Directors
                                              -----
of Home Federal Savings and Loan Association of Elgin.

          SECTION 2.3  CAUSE means, with respect to the conduct of an Employee
                       -----
in connection with his employment with the Association, personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; provided, however, that following a Change of Control of the Association or a company which owns 100% of the outstanding common stock of the Association, an Employee shall not be deemed to have been discharged for Cause unless and until he shall have received a written notice of termination from the Board, accompanied by a resolution duly adopted by affirmative vote of a majority of the entire Board at a meeting called and held for such purpose (after reasonable notice to the Employee and a reasonable opportunity for the Employee to make oral and written presentations to the members of the Board, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination) finding that in the good faith opinion of the Board grounds exist for discharging the Employee for "Cause".

          SECTION 2.4  CHANGE OF CONTROL means:
                       -----------------

          (a) with respect to Home Federal Savings and Loan Association of
     Elgin:

               (i) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of Home Federal Savings and Loan Association of Elgin; (B) a corporation owned, directly or indirectly, by the stockholders of Home Federal Savings and Loan Association of Elgin in substantially the same proportions as their ownership of stock of Home Federal Savings and Loan Association of Elgin; or (C) any group constituting a person in which employees of Home Federal Savings and Loan Association of Elgin are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by Home Federal Savings and Loan Association of Elgin representing 25% or more of the combined voting power of all of Home Federal Savings and Loan Association of Elgin's then outstanding securities; or

               (ii) the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by Home Federal Savings and Loan Association of Elgin's stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of Home Federal Savings and Loan Association of Elgin (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

               (iii) the shareholders of Home Federal Savings and Loan Association of Elgin (or, if Home Federal Savings and Loan Association of Elgin is not then a stock form institution, the Board of Home Federal Savings and Loan Association of Elgin) approve either:

                    (A) a merger or consolidation of Home Federal Savings and
               Loan Association of Elgin with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                         (I) either (1) the members of the Board of Home Federal
                    Savings and Loan Association of Elgin immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (2) the shareholders of Home Federal Savings and Loan Association of Elgin own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities then outstanding in substantially the same proportions as their ownership of voting securities of Home Federal Savings and Loan Association of Elgin before such merger or consolidation; and

                         (II) the entity which results from such merger or
                    consolidation expressly agrees in writing to assume and perform Home Federal Savings and Loan Association of Elgin's obligations under the Plan; or

                    (B) a plan of complete liquidation of Home Federal Savings and Loan Association of Elgin or an agreement for the sale or disposition by Home Federal Savings and Loan Association of Elgin of all or substantially all of its assets; and

          (b) with respect to any company which owns 100% of the outstanding common stock Home Federal Savings and Loan Association of Elgin, any event that would be described in section 2.6(a) if the name of such company were substituted for "Home Federal Savings and Loan Association of Elgin" therein.

In no event, however, shall the transaction by which Home Federal Savings and Loan Association of Elgin converts from a mutual savings bank to a stock savings bank, or any transaction by which a company wholly owned by Home Federal Savings and Loan Association of Elgin becomes the parent company of Home Federal Savings and Loan Association of Elgin be deemed a Change of Control.

          SECTION 2.5    EMPLOYEE means any person, including an Officer, who is
                         --------
employed by the Association, other than: (a) a person who is compensated on an hourly rate basis; (b) a person who works for the Association on a part-time or temporary basis; (c) an Employee receiving long-term disability benefits; or (d) a person who has an employment contract, change of control agreement or other agreement with the Association or who is covered by other programs which provide severance benefits or by their terms exclude such person from participation in this Plan.

          SECTION 2.6    FDI ACT means the Federal Deposit Insurance Act, as the
                         -------
same may be amended from time to time, and the corresponding provisions of any successor statute.

          SECTION 2.7    INVOLUNTARY SEVERANCE means (a) the discharge or
                         ---------------------
dismissal of an Employee by the Association other than for Cause, or the resignation by the Employee from his position with the Association, which resignation the Employee is asked or compelled by the Association to tender other than for Cause; or (b) termination of employment at an Employee's election within sixty (60) days after any action following a Change of Control which, either alone or together with other actions, results in: (i) the reduction in the Employee's Salary by more than 20%; (ii) the assignment of the Employee to a job requiring relocation of his residence in order to be able to commute without unreasonable difficulty, expense or inconvenience; (iii) the assignment of the Employee to duties or to an office or working space which involves unreasonable personal embarrassment; or (iv) a material adverse change in the Employee's title, position or responsibilities at the Association.

          SECTION 2.8    OFFICER means, in the case of an Employee, an officer
                         -------
of the Association and in the case of an Acquired Employee, a person who is an officer of the Acquired Company immediately prior to the closing of the transaction pursuant to which such company becomes an Acquired Company.

          SECTION 2.9    OTS means the Office of Thrift Supervision of the
                         ---
United States Department of the Treasury, and its successors.

          SECTION 2.10   PLAN means this Severance Pay Plan of Home Federal
                         ----
Savings and Loan Association of Elgin, as the same may be amended from time to time.

          SECTION 2.11   PLAN ADMINISTRATOR means the committee consisting of
                         ------------------
all non-employee directors of the Board of Directors of Home Federal Savings and Loan Association of Elgin who perform functions normally associated with a compensation committee.

          SECTION 2.12   PLAN YEAR means the calendar year.
                         ---------

          SECTION 2.13   SALARY means the highest basic annual rate of salary of
                         ------
the Employee for his services to the Association (excluding overtime, bonuses and other forms of additional compensation) attained by the Employee during his employment with the Association.

          SECTION 2.14   SERVICE means service rendered by an Employee that is,
                         -------
or would be, recognized under the Home Bancorp of Elgin Employee Stock Ownership Plan for vesting purposes as of the date of the Employee's Involuntary Severance.

                                  ARTICLE III

                                    BENEFITS
                                    --------


          SECTION 3.1    SEVERANCE BENEFITS FOR EMPLOYEES.
                         --------------------------------

          (a) An Employee with at least one (1) year of Service whose employment with the Association is terminated under circumstances constituting an Involuntary Severance, other than for Cause, as a result of, within twelve months following or within three (3) months prior to, a Change of Control with respect to the Association or any company which owns 100% of the outstanding common stock of the Association shall be entitled to the following benefits:

          (i) if the Employee is or has, at any time after the date of the conversion of the Association from a mutual savings and loan institution to a stock form savings and loan institution, been an Officer of the Association, he shall be entitled, as severance pay, to a weekly payment in an amount equal to one week's Salary, commencing with the first week following the date of the Employee's Involuntary Severance and continuing for twice the number of weeks as the Employee has whole years of Service, or, if less, for thirty-nine (39) weeks; or

          (ii) if the Employee is not an Employee described in section 3.1(a)(i), he shall be entitled, as severance pay, to a weekly payment in an amount equal to one week's Salary, commencing with the first week following the date of the Employee's Involuntary Severance and continuing for the same number of weeks as the Employee has whole years of Service, or, if less, for twenty-six (26) weeks;

provided, however, that in no event shall any Employee described in section 3.1(a)(i) or (ii) receive, as severance pay under this Plan, less than four weeks' Salary.

          (b) Each Employee who is entitled to payments under section 3.1(a)(i) or (ii) shall, for the duration of such payments, continue to be eligible for all of the benefits provided under the Association's employee benefit plans and programs (excluding tax-qualified plans and other plans which by law must restrict participation to active employees) as if he were still an Employee and working at the Association, except that he shall cease to accrue vacation and shall be paid a lump sum payment at the date of his Involuntary Severance in lieu of any unused accrued vacation.

          (c) Each Employee who is entitled to benefits under section 3.1(a)(i) or (ii) shall also be entitled to outplacement services as follows:

          (i) an Employee described in section 3.1(a)(i) shall be entitled to utilize the services of an outplacement counseling firm at the Association's expense for assistance in preparing a resume, developing interviewing skills, identifying career opportunities and evaluating job offers and for access to office and secretarial facilities, provided that the fee for such services shall not exceed 12% of the Employee's Salary; and

          (ii) if the Employee is not an Employee described in section 3.1(a)(i), he shall be entitled to utilize the services of an outplacement counseling firm at the Association's expense, for assistance in preparing a resume, developing interviewing skills, identifying career opportunities and evaluating job offers, provided that the fee for such services shall not exceed 6% of the Employee's Salary or $1,000, whichever is higher.

The outplacement firm utilized by any Employee or group of Employees shall be selected by the Plan Administrator or, if permitted by the Plan Administrator selected by the Employee or Employees subject to the Plan Administrator's approval.


          SECTION 3.2    VESTING.
                         -------

          The benefits to be provided under this Article III of the Plan to an Employee shall be completely vested and nonforfeitable upon the occurrence of a Change of Control with respect to the Association or any company which owns 100% of the outstanding common stock of the Association.

          SECTION 3.3    INDEMNIFICATION.
                         ---------------

          The Association shall indemnify, hold harmless and defend each Employee against costs or expenses, including reasonable attorneys' fees, incurred by him or arising out of any action, suit or proceeding in which he may be involved, as a result of his efforts, in good faith, to defend or enforce his rights under this Plan; provided, however, that the Employee shall have substantially prevailed on the merits pursuant to a judgment, decree or order of a court of competent jurisdiction or of an arbitrator in an arbitration proceeding, or in a settlement. For purposes of this Agreement, any settlement agreement which provides for payment of any amounts in settlement of the Association's obligations hereunder shall be conclusive evidence of the Employee's entitlement to indemnification hereunder, and any such indemnification payments shall be in addition to amounts payable pursuant to such settlement agreement, unless such settlement agreement expressly provides otherwise.



                                   ARTICLE IV

                                 ADMINISTRATION
                                 --------------


          SECTION 4.1    NAMED FIDUCIARIES.
                         -----------------

          The term "Named Fiduciary" shall mean (but only to the extent of the responsibilities of each of them) the Plan Administrator and the Board. This
Article V is intended to
allocate to each Named Fiduciary the responsibility for the prudent execution of the functions assigned to him or it, and none of such responsibilities or any other responsibility shall be shared by two or more of such Named Fiduciaries. Whenever one Named Fiduciary is required by the Plan to follow the directions of another Named Fiduciary, the two Named Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the Named Fiduciary giving the directions shall be deemed his sole responsibility, and the responsibility of the Named Fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law.


          SECTION 4.2    PLAN ADMINISTRATOR.
                         ------------------

          The Plan Administrator shall subject to the responsibilities of the Board, have the responsibility for the day-to-day control, management, operation and administration of the Plan. The Plan Administrator shall have the following responsibilities:

          (a) To maintain records necessary or appropriate for the administration of the Plan;

          (b) To give and receive such instructions, notices, information, materials, reports and certifications as may be necessary or appropriate in the administration of the Plan;

          (c) To prescribe forms and make rules and regulations consistent with the terms of the Plan and with the interpretations and other actions of the Board;

          (d) To require such proof or evidence of any matter from any person as may be necessary or appropriate in the administration of the Plan;

          (e) To prepare and file, distribute or furnish all reports, plan descriptions, and other information concerning the Plan, including, without limitation, filings with the Secretary of Labor and employee communications as shall be required of the Plan Administrator under ERISA;

          (f) To determine any question arising in connection with the Plan, including any question of Plan interpretation, and the Plan Administrator's decision or action in respect thereof shall be final and conclusive and binding upon all persons having an interest under the Plan;

          (g) To review and dispose of claims under the Plan filed pursuant to section 4.3 and appeals of claims decisions pursuant to section 4.4;

          (h) If the Plan Administrator shall determine that by reason of illness, senility, insanity, or for any other reason, it is undesirable to make any payment to the person entitled thereto, to direct the application of any amount so payable to the use or benefit of such person in any manner that the Plan Administrator may deem advisable or to direct in the Plan Administrator's discretion the with-holding of any payment under the Plan due to any person under legal disability until a representative competent to receive such payment in his behalf shall be appointed pursuant to law;

          (i) To discharge such other responsibilities or follow such directions as may be assigned or given by the Board; and

          (j) To perform any duty or take any action which is allocated to the Plan Administrator under the Plan.

The Plan Administrator shall have the power and authority necessary or appropriate to carry out his responsibilities.


          SECTION 4.3    CLAIMS PROCEDURE.
                         ----------------

          Any claim relating to benefits under the Plan shall be filed with the Plan Administrator on a form prescribed by it. If a claim is denied in whole or in part, the Plan Administrator shall give the claimant written notice of such denial, which notice shall specifically set forth:

          (a)  The reasons for the denial;

          (b) The pertinent Plan provisions on which the denial was based;

          (c) Any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is needed; and

          (d) An explanation of the Plan's procedure for review of the denial of the claim.

In the event that the claim is not granted and notice of denial of a claim is not furnished by the 30th day after such claim was filed, the claim shall be deemed to have been denied on that day for the purpose of permitting the claimant to request review of the claim.


          SECTION 4.4    CLAIMS REVIEW PROCEDURE.
                         -----------------------

          Any person whose claim filed pursuant to section 4.3 has been denied in whole or in part by the Plan Administrator may request review of the claim by the Plan Administrator, upon a form prescribed by the Plan Administrator. The claimant shall file such form (including a statement of his position) with the Plan Administrator no later than 60 days after the mailing or delivery of the written notice of denial provided for in section 4.3, or, if such notice is not provided, within 60 days after such claim is deemed denied pursuant to section
4.3. The claimant shall be permitted to review pertinent documents. A decision shall be rendered by the Plan Administrator and communicated to the claimant not later than 30 days after receipt of the claimant's written request for review. However, if the Plan Administrator finds it necessary, due to special circumstances (for example, the need to hold a hearing), to extend this period and so notifies the claimant in writing, the decision shall be rendered as soon as practicable, but in no event later than 120 days after the claimant's request for review. The Plan Administrator's decision shall be in writing and shall specifically set forth:

          (a) The reasons for the decision; and

          (b) The pertinent Plan provisions on which the decision is based.

Any such decision of the Plan Administrator shall be binding upon the claimant and the Association, and the Plan Administrator shall take appropriate action to carry out such decision.


               SECTION 4.5 ALLOCATION OF FIDUCIARY RESPONSIBILITIES AND EMPLOYMENT OF ADVISORS.
                            --------------------------------------------

          Any Named Fiduciary may:

          (a) Allocate any of his or its responsibilities (other than trustee responsibilities) under the Plan to such other person or persons as he or it may designate, provided that such allocation and designation shall be in writing and filed with the Plan Administrator;

          (b) Employ one or more persons to render advice to him or it with regard to any of his or its responsibilities under the Plan; and

          (c) Consult with counsel, who may be counsel to the Association.


          SECTION 4.6    OTHER ADMINISTRATIVE PROVISIONS.
                         -------------------------------

          (a) Any person whose claim has been denied in whole or in part must exhaust the administrative review procedures provided in section 4.4 prior to initiating any claim for judicial review.

          (b) No bond or other security shall be required of the Plan Administrator, or any officer or Employee of the Association to whom fiduciary responsibilities are allocated by a Named Fiduciary, except as may be required by ERISA.

          (c) Subject to any limitation on the application of this section 4.6(c) pursuant to ERISA, neither the Plan Administrator, nor any officer or Employee of the Association to whom fiduciary responsibilities are allocated by a Named Fiduciary, shall be liable for any act of omission or commission by himself or by another person, except for his own individual willful and intentional malfeasance.

          (d) The Plan Administrator may, except with respect to actions under section 4.4, shorten, extend or waive the time (but not beyond 60 days) required by the Plan for filing any notice or other form with the Plan Administrator, or taking any other action under the Plan.

          (e) Any person, group of persons, committee, corporation or organization may serve in more than one fiduciary capacity with respect to the Plan.

          (f) Any action taken or omitted by any fiduciary with respect to the Plan, including any decision, interpretation, claim denial or review on appeal, shall be conclusive and binding on the Association and all interested parties and shall be subject to judicial modification or reversal only to the extent it is determined by a court of competent jurisdiction that such action or omission was arbitrary and capricious and contrary to the terms of the Plan.



                                   ARTICLE V

                                 MISCELLANEOUS
                                 -------------


          SECTION 5.1    RIGHTS OF EMPLOYEES.
                         -------------------

          No Employee shall have any right or claim to any benefit under the Plan except in accordance with the provisions of the Plan. The establishment of the Plan shall not be construed as conferring upon any Employee or other person any legal right to a continuation of employment or to any terms or conditions of employment, nor as limiting or qualifying the right of the Association to discharge any Employee.


          SECTION 5.2    NON-ALIENATION OF BENEFITS.
                         --------------------------

          The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation, or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, or torts.


          SECTION 5.3    NON-DUPLICATION OF BENEFITS.
                         ---------------------------

          No provisions in this Plan shall be deemed to duplicate any compensation or benefits provided under any agreement, plan or program covering the Employee to which the Association is a party and any duplicative amount payable under any such agreement, plan or program shall be applied as an offset to reduce the amounts otherwise payable hereunder.

          SECTION 5.4  CONSTRUCTION.
                       ------------

          Whenever appropriate in the Plan, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and the masculine gender shall be deemed equally to refer to the feminine gender or the neuter. Any reference to a section number shall refer to a section of this Plan, unless otherwise stated.


          SECTION 5.5    HEADINGS.
                         --------

          The headings of sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of the Plan, the text shall control.


          SECTION 5.6    GOVERNING LAW.
                         -------------

          Except to the extent preempted by federal law, the Plan shall be construed, administered and enforced according to the laws of the State of Illinois applicable to contracts between citizens and residents of the State of Illinois entered into and to be performed entirely within such jurisdiction.


          SECTION 5.7    SEVERABILITY.
                         ------------

          The invalidity or unenforceability, in whole or in part, of any provision of this Plan shall in no way affect the validity or enforceability of the remainder of such provision or of any other provision of this Plan, and any provision, or part thereof, deemed to be invalid or unenforceable shall be reformed as necessary to render it valid and enforceable to the maximum possible extent.


          SECTION 5.8    TERMINATION OR AMENDMENT.
                         ------------------------

          The Association intends to keep this Plan in effect, but, subject to the provisions of section 4 hereunder, the Association expressly reserves the right to terminate or amend the Plan, in whole or in part, at any time by action of the Board; provided, however, that no such amendment or termination which adversely affects the current or prospective rights of any Employee shall be effective earlier than six (6) months after written notice thereof is given to such Employee.


          SECTION 5.9    REQUIRED REGULATORY PROVISIONS.
                         ------------------------------

          The following provisions are included for the purposes of complying with various laws, rules and regulations applicable to the Association:

          (a) Notwithstanding anything herein contained to the contrary, in no event shall the aggregate amount of compensation payable to any person under Article III of this Plan exceed the three times such person's average annual total compensation for the last five consecutive calendar years to end prior to his termination of employment with the Association (or for his entire period of employment with the Association and its predecessors, if less than five calendar years).

          (b) Notwithstanding anything herein contained to the contrary, any payments to the Employee by the Association, whether pursuant to this Plan or otherwise, are subject to and conditioned upon their compliance with section 18(k) of the FDI Act and any regulations promulgated thereunder.

          (c) Notwithstanding anything herein contained to the contrary, if the Employee is suspended from office and/or temporarily prohibited from participating in the conduct of the affairs of the Association pursuant to a notice served under section 8(e)(3) or 8(g)(1) of the FDI Act, the Association's obligations under this Plan shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in such notice are dismissed, the Association, in its discretion, may (i) pay to the Employee all or part of the compensation withheld while the Association's obligations hereunder were suspended and
     (ii) reinstate, in whole or in part, any of the obligations which were suspended.

          (d) Notwithstanding anything herein contained to the contrary, if the Employee is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under section 8(e)(4) or 8(g)(1) of the FDI Act, all prospective obligations of the Association under this Plan shall terminate as of the effective date of the order, but vested rights and obligations of the Association and the Employee shall not be affected.

          (e) Notwithstanding anything herein contained to the contrary, if the Association is in default (within the meaning of section 3(x)(1) of the FDI Act, all prospective obligations of the Association under this Plan shall terminate as of the date of default, but vested rights and obligations of the Association and the Employee shall not be affected.

          (f) Notwithstanding anything herein contained to the contrary, all prospective obligations of the Association hereunder shall be terminated, except to the extent that a continuation of this Plan is necessary for the continued operation of the Association: (i) by the Director of the OTS or his designee or the FDIC, at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in section 13(c) of the FDI Act; (ii) by the Director of the OTS or his designee at the time such Director or designee approves a supervisory merger to resolve problems related to the operation of the Association or when the Association is determined by such

     Director to be in an unsafe or unsound condition. The vested rights and obligations of the parties shall not be affected.

If and to the extent that any of the foregoing provisions shall cease to be required by applicable law, rule or regulation, the same shall become inoperative automatically as though eliminated by formal amendment of the Plan.


          SECTION 5.10   WITHHOLDING.
                         -----------

          Payments from this Plan shall be subject to all applicable federal, state and local income withholding taxes.


          SECTION 5.11   STATUS AS WELFARE BENEFIT PLAN UNDER ERISA.
                         ------------------------------------------

          This Plan is an "employee welfare benefit plan" within the meaning of section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and shall be construed, administered and enforced according to the provisions of ERISA.